NATIONWIDE MUTUAL FUNDS

Supplement dated November 18, 2011
to Currently Effective Prospectuses for

Nationwide Alternatives Allocation Fund
Nationwide Bond Fund
Nationwide Bond Index Fund
Nationwide Enhanced Income Fund
Nationwide Fund
Nationwide Government Bond Fund
Nationwide Growth Fund
Nationwide International Index Fund
Nationwide International Value Fund
Nationwide Money Market Fund
Nationwide S&P 500 Index Fund
Nationwide Short Duration Bond Fund

Nationwide Mid Cap Market Index Fund
Nationwide Small Cap Index Fund
Nationwide U.S. Small Cap Value Fund
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Fund’s Prospectus.

Effective November 21, 2011, the information in each Prospectus is modified as follows:

1.           The hours of operation listed in “Investing with Nationwide Funds” under the heading “Contacting Nationwide Funds,” on the back cover page under the heading, “For Additional Information Contact:,” and in the Fund Summary for each Fund under the heading “Purchase and Sale of Fund Shares” have been revised as follows:

Representatives are available 9 a.m. to 8 p.m., Eastern Time, Monday through Friday at 800-848-0920.

2.           The regular mail and overnight mail addresses listed in “Investing with Nationwide Funds” under the heading, “Contacting Nationwide Funds,” on the back cover page under the heading, “For Additional Information Contact:,” and in the Fund Summary for each Fund under the heading “Purchase and Sale of Fund Shares” have been revised as follows:

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202

3.           Investors may no longer use fax to contact Nationwide Funds or to request exchange or redemption transactions.  Reference to the telephone number for faxes that appears in “Investing with Nationwide Funds” under the heading, “Contacting Nationwide Funds“ is accordingly deleted.

4.            Nationwide Funds no longer will accept cashier’s checks as payment for purchases of Fund shares.  In addition, Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.

5.           The insurance proceeds or benefits discount privilege that appears in “Investing with Nationwide Funds” under the heading “Reduction of Class A Sales Charges” or “Reduction of Class A and Class D Sales Charges,” as applicable, has been eliminated.

6.           In the section "Investing with Nationwide Funds," the third sentence that appears under the heading “Reduction of Class A Sales Charges” or “Reduction of Class A and Class D Sales Charges,” as applicable,  has been deleted and is replaced with the following:

The current value of shares is determined by multiplying the number of shares by their current public offering price.

7.           The following information is added to the section “Distributions and Taxes”:

Beginning with the 2012 calendar year, each Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account or shareholders investing in a money market fund that maintains a stable net asset value.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE